                                                                  Exhibit 10.7

[LOGO]                       DAR AUTHORIZATION REPORT

FAX TO:

FSS/PSS Name:   Dianne Ceynowa                       SRName:  Larry Wardlaw
FSS/PSSFAX:     (T/612-603-3002)                     SRFax:   (214) 830-8969


DESIGN AUTOMATION SYSTEMS
3200 Wilcrest Dr. #370
Houston         TX   77042-3366         DistName:    Client Systems, Inc.

 Phone:         (713) 784-2374          DAR ID:      DAR06530     Type:  DAR - Solution Implementor

 FAX:           (713) 784-2486          EffDate:     1/9/96       ExpDate:     1/9/99


 Contact Name:  Gary Reece

 Status:        Active

         GRegionName             Prod_fam_nm                     Special Code            Stop Date
------------------------  -----------------------------    -----------------------    ---------------
ARKANSAS                   HP 3000 Systems/Servers          DEM-3525
LOUISIANA                  HP 9000 Workstations
OKLAHOMA                   HP 9000 Servers
TEXAS                      HP Netstations (X-Stations)


Memo: Value-add: approved for Gates Arrow for for S700, S800, and x-stations for systems integration, document management, and Autodesk Reseller to Oil and Gas Industry in AR, LA, OK, and TX, Education Industry Reseller

       Approved as Solutions Implementor for Client Systems for S3000 ONLY in AR, LA, OK, and TX. Education Industry Reseller.

                                                                    EXHIBIT E67S

HP DISTRIBUTOR AUTHORIZED RESELLER          DAR)  APPLICATION SHORT FORM

The HP DAR Application Short Form applies to certain DARs (Software Developers, OEMs, Solution Implementors with a single selling area, and System Integrators) and direct VARs (transitioning to DAR status) who are renewing their HP reseller authorization and whose business focus and HP product authorization are unchanged. An HP Distributor Authorized Reseller Application (Exhibit E67) must be completed for all other DAR authorizations.

1.   RESELLER COMPANY PROFILE

     A.   Reseller Company Name: DESIGN AUTOMATION SYSTEMS, INC.
                                 -------------------------------
          /X/ HQ     / / Branch Location

          Address: 3200 WILCREST DRIVE, SUITE 370      City: HOUSTON
                   ------------------------------      State: TX     Zip: 77042
                                                              --          -----

          Phone: (713) 784-2374       Fax: (713) 784-2486
                 --------------            --------------

          Internet Address: CARLR@da.com
                            ------------

          Company Contact: CARL R. ROSE   Title: PRESIDENT Phone: (713) 784-2374
                           ------------          ---------        --------------

     B.   What is your company's revenue (last 12 months)?   $20 million
                                                           ----------------

          Percent HP share:  45%
                            -----

     C.   What is your company's projected revenue (next 12 months)? S30 million
                                                                     -----------

          Projected HP share:    45%
                                -----

     D.   Is your solution     /X/ Hardware?    /X/ Software?     /X/ Service?

          Briefly describe your primary value-added product/service (for example, accounting, CASE, network management, banking, etc.). Attach all brochures and data sheets.

          Systems Integrator, Document Management, Database Consulting, Web
          ----------------------------------------------------------------------

          Security and Implementation, Autodesk Reseller
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     E. List any NEW relationships with HP or other companies (manufacturers, distributors, software suppliers, etc.)

          Manufacturer:
                                 ------  ------  ------  ------  ------  ------

          Major Product(s) Sold:
                                 ------  ------  ------  ------  ------  ------

          % of Total Sales:
                                 ------  ------  ------  ------  ------  ------

2.   RESELLER INFRASTRUCTURE BY COMPANY SITE/LOCATION

     A. Identify the geographic selling area where the value-add product(s)/service(s) will be promoted and sold (if necessary, complete Additional Reseller Site/Locations [Appendix B]). If International DAR, do you wish to renew your international status?

               / / Yes     / / No

          If yes complete a new HP DAR International Access Application
          (Form D).

          Reseller Company Name: DESIGN AUTOMATION SYSTEMS, INC.
                            ------------------------------
          /X/ HO     / / Branch Location

          Address: 3200 WILCREST DRIVE, SUITE 370    City: HOUSTON    State: TX
                   ------------------------------          -------           --

          Selling Area (city & state): TEXAS, LOUISIANA ---------------------

B. List the current number of permanent employees by job function for the above location. If a single employee performs more than one function, estimate the fraction of time spent on each function (for example, if an employee's time is split among inside sales, presales hardware support, and postsales software support, each function should be represented as "1/3").




                                                         IDENTIFY HP-FOCUSED RESOURCES FROM TOTAL NUMBER OF EMPLOYEES.
                                                         -------------------------------------------------------------
                                  # OF PERMANENT                                             # OF PERMANENT
JOB FUNCTION                        EMPLOYEES            JOB FUNCTION                          EMPLOYEES
------------                      --------------         ------------                        --------------
Outside Sales:                           9               HP-Focused Champions:                       2

Inside Sales:                            4               HP Sales Certified*:                        3

Hardware Support:                        4               HP Presales Technical Certification*:       2

Software Support:                        4               HP Postsales Technical Certification*:      2

Professional Consultants*:               6               HP OpenView Certification*:                 4
                                                                                                   ---
Software Programmers:                    2               Total HP-Focused Employees:                13
                                                                                                   ---
Administrator/Other:                    6                                                         ---
                                       ---
Total Number of Employees:              35
                                       ---
                                       ---

* Attach certification documentation (include employee name and certification level and, where applicable, vertical focus).

3.   AUTHORIZED SIGNATURE

     In the event that this application is approved, Distributor and reseller agree that their contract, whether its other terms are oral or written, will include the written terms attached as the HP Distributor Authorized Reseller Certification (Exhibit E68), which includes the HP Software License Terms (Exhibit E36).

--------------------------------------------------------------------------------

RESELLER

I certify that the information contained herein is true and correct. If any changes occur, I will notify the Distributor in writing.

Authorized Signature: /s/ KELLY A. KNAKE                          Date: 11/21/97
                      --------------------------------------            --------

Print Name: Kelly A. Knake                    Title: ACCOUNT EXECUTIVE
            --------------------------               ---------------------------

--------------------------------------------------------------------------------

DISTRIBUTOR

To the best of Distributor's knowledge, the statements provided in this application and the accompanying documentation are true and accurate.

Company Name: CLIENT SYSTEMS, LLC
              --------------------------------------

Authorized Signature: /S/ BUD MICHAEL                             Date: 11/24/97
                      --------------------------------------            --------

Print Name: BUD MICHAEL                       Title: VP SALES AND MARKETING
            --------------------------               ---------------------------

HP DISTRIBUTOR AUTHORIZED RESELLER  AR) CERTIFICATION                EXHIBIT E68

Distributor Name: CLIENT SYSTEMS, LLC
                  ----------------------------------

Reseller Name: DESIGN AUTOMATION SYSTEMS, INC.
               -------------------------------------

This certification is intended by the Distributor and Reseller named above as an addition and amendment to any other terms and conditions of sale to which they may mutually agree with regard to Distributor sale and Reseller purchase of products supplied by Hewlett-Packard Company (HP). If HP approved Distributor's sale of these products to Reseller, HP will be regarded as a third-party beneficiary of the agreements and commitments made herein. Subject to such approval, and for good and valuable consideration, including Distributor's willingness to sell these products to Reseller, Reseller certifies and agrees as follows:

1.   ADDED VALUE: LIMITS ON ACTIVITY

     A. Reseller certifies that each HP product purchased from Distributor for resale by Reseller will be incorporated into a system, marketed as such, and sold only with substantial added value to the system as specified in the Reseller's DAR Application (Exhibit E67).

     B. Reseller certifies that it is experienced in the use and operation of the HP products and will be primarily responsible for the support of the products to end users.

     C. The following limitations will apply to approved Reseller sales activity:

          1. Reseller will not advertise, promote, or resell HP products to customers outside any vertical market(s) specified in Exhibit E67 and agreed to in writing by HP.

          2. Reseller will not advertise, promote, or resell HP products outside any geographic area(s) recognized and agreed to in writing by HP.

          3. Reseller will not resell HP products without the added value described in Exhibit E67 and agreed to in writing by HP.

          4. Reseller will sell HP products only to end-user customers (other than Reseller's corporate parent, division, or any subsidiary of corporate parent) located in Reseller's authorized geographic selling areas in the U.S. for use in the U.S.

          5. Reseller will sell add-on HP products and upgrades to HP systems previously purchased if: (1) Reseller initially resold the HP systems being enhanced or upgraded (the "Initial System") in accordance with the terms and conditions set forth in this exhibit, including but not limited to any added value or other requirements set forth in Exhibit E67, and Reseller has provided and continues to provide ongoing support on the Initial System to its end user, or (2) Reseller did not initially resell the Initial System but the Reseller sells the upgrade or add-on with the added value specified in Exhibit E67.

          6. For resellers who are either Corporate Resellers or Small Disadvantaged Businesses as defined in Exhibit E67, the Reseller will sell HP products only into named account locations recognized and agreed to in writing by HP.

2.   RELATIONSHIPS

     A. Distributor and Reseller are independent contractors engaged in purchasing HP products for resale to their respective customers. Neither Distributor nor Reseller is an agent or legal representative of HP for any purpose, and neither has any authority to act for, bind, or commit HP.

     B. Neither Distributor nor Reseller has any authority to make any commitment on behalf of HP with respect to quantities, deliveries, modifications, interfacing capability, suitability of software, or suitability in specific applications. Reseller has no authority to modify the warranty offered with HP products. Reseller will indemnify Distributor and HP from liability for any modified warranty or other commitment by Reseller.

     C. When selling HP products, Reseller will provide customers with a written invoice stating the customer's name and address, the date of purchase, and serial numbers, if any, of the HP products. Reseller will retain such records, or their equivalent, to enable Reseller to notify customers of product safety information, corrections for operational problems, and the like.

     D. Reseller will not represent itself in any way that implies Reseller is an agent or branch of HP. Reseller will immediately change or discontinue any representation or business practice found to be misleading or deceptive by Distributor or HP.

     E. For the term of this Certification, Reseller will only be authorized to purchase HP products from Distributor with which Reseller applies and is approved by HP.

     F. If Reseller's relationship with Distributor is terminated during the term of this Certification, Reseller may only change its purchasing relationship to another Distributor once during the remaining term.

     G. This Certification is effective upon notice of approval by HP. This Certification will expire automatically upon the earliest of the following dates: the "Anniversary Date" of any agreement between HP and Reseller using HP's "Business Terms" (Exhibit E99); the expiration of any other reseller DAR Certification (this applies to DARs with multiple locations); or 12 months from the date of HP's notice of approval.

     H. HP may, from time to time, give Reseller written notice of amendments to this Certification. Any such amendment will automatically become a part of this Certification 30 days from the date of the notice, unless otherwise specified in the notice.

HP DISTRIBUTOR AUTHORIZED RESELLER  AR) CERTIFICATION                EXHIBIT E68

     I. Any change in the Reseller's vertical market(s), reselling geography, added value, or other business plans covered in Exhibit E67 must be approved in writing by HP prior to reselling HP products based on those changes.

     J. HP, Distributor, or Reseller may terminate this Certification without cause at any time upon 30 days written notice or with cause at any time upon 15 days written notice.

     K. This Certification will terminate immediately if Reseller ceases to have a buying relationship with Distributor, or HP's agreement with Distributor terminates.

     L. Upon expiration without renewal or termination of this Certification for any reason, Reseller will immediately cease to be an HP Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

     M. Upon expiration without renewal or termination of this Certification, all rights to any accrued HP Impact Program funds will automatically lapse.

3.   RESELLER OBLIGATIONS

     A. At HP's discretion, and upon reasonable notice to Reseller, HP or HP's designate will be given on-site access to Reseller's customer lists, mailing lists, customer satisfaction files, inventory records, invoices, and other books and records of account as necessary to enable HP to verify and audit Reseller's compliance with the terms of this Certification. Failure to comply with HP's request will be considered a repudiation of this Certification justifying HP's termination of this Certification.

     B. HP may debit Reseller's HP IMpact account for reimbursement of all reasonable actual costs associated with compliance verification procedures.

     C. HP may debit Reseller's HP IMpact account for all wrongfully claimed discounts, promotional allowances, or other amounts determined as a result of HP's audit of the Reseller.

     D. HP products are not specifically designed, manufactured, or intended for sale as parts, components, or assemblies for the planning, construction, operation, or use in any nuclear facility. Reseller agrees that HP is not liable in whole or in part for any claim or damages arising from such use. If Reseller or any direct or indirect end user uses HP products for these applications, Reseller agrees to indemnify and hold HP harmless from any claim for loss, cost, damage, expense, or liability arising out of or in connection with the use and performance of HP products or services in such nuclear applications.

     E. The following criteria applies to all Resellers in order to obtain and maintain HP authorization to sell HP products.

          1. Reseller must comply with all training requirements designated by HP on each product line the Reseller carries.

          2. Reseller must maintain an active HP support contract for each HP product line carried or obtain equivalent technical support from authorizing Distributor. Direct HP support is available only for Resellers holding a valid contract. If support is maintained solely at a headquarters location, the Reseller must obtain support services through its headquarters location. Support situations must be duplicated on the contracted installation.

          3. Reseller's sale of HP "System Support Options" and other support services to its end-user customers is subject to the terms and conditions set forth in the applicable HP support reference materials.

          4. Reseller will provide the following information to Distributor (or upon request, to HP), at time of order, or prior to shipment of HP products to end-user customer:

               a.   Name and address of end-user customer

               b.   Ship date of HP products to end-user customer

               c.   HP product numbers and serial numbers

               d. Primary and alternate end-user customer Response Center caller

               e.   Other information which HP may reasonably require

          5. Reseller is responsible for maintaining support services for the added-value portion of the system.

4.   LICENSING

     A. Unless prior written consent is obtained from HP, Reseller will not copy or modify any HP materials supplied through Distributor, except that software materials may be copied for archival purposes, to replace a defective copy, or for program error verification. Reseller will not remove, omit, or alter any label or copyright notice on these materials.

     B. Reseller is granted the right to distribute software materials supplied by HP in accordance with the Software License Terms (Exhibit
          E36) attached hereto. Reseller may also use the materials for demonstration purposes in accordance with those Software License Terms.

          1. Where an end-user agreement is supplied with the software, the user must sign the agreement or indicate acceptance by opening the media package in order to obtain a license to use the software. Use of the software will be subject to the terms of the agreement.

HP DISTRIBUTOR AUTHORIZED RESELLER  AR) CERTIFICATION  EXHIBIT E68

          2. Where the software is designated as confidential or trade secret in its license terms, Reseller will safeguard the software in accordance with industry standards and applicable law, using the same degree of care to prevent unauthorized disclosure as it uses with its own trade secrets and those of other suppliers.

5.   TRADEMARKS; LOGOS; TRADE NAMES

     A. From time to time, HP may authorize Reseller, in writing, to use one or more designated HP trademarks, logotypes, trade names, and insignias ("HP Marks"). Reseller is authorized, upon HP's execution of this Certification to use the HP Mark known as the HP Channel Partner insignia. Reseller may use the HP Marks solely in connection with the sale, advertisement, and promotion of the HP products purchased from Distributor. Any use of the HP Marks must be in good taste, in a manner that preserves their value as HP Marks, and in accordance with all standards and guidelines provided by HP for their use.

     B. Reseller will not use any HP Mark or symbol in a way which may imply that Distributor or Reseller is an agency or branch of HP. Upon HP's request, Reseller will discontinue the use of any HP Mark or symbol. Any rights or purported rights in any HP Marks acquired through Distributor's or Reseller's use belong solely to HP. All rights to use the HP Marks shall cease upon expiration or termination of this Certification, at which time Reseller will immediately cease to be an HP authorized HP Reseller and will refrain from representing itself as such.

6.   DEMONSTRATION UNIT PURCHASE TERMS

     A. Each Reseller location may purchase from Distributor up to five systems for each authorized product line for demonstration/development or support purposes only, per one-year period.

     B. Reseller agrees not to resell the demonstration HP products for a one-year period from the date of purchase.

7.   AUTHORIZED SIGNATURES

The exhibit listed below is attached to and made part of this Certification:

HP Software License Terms Exhibit E36 Revision 961101-2T

--------------------------------------------------------------------------------

RESELLER

Authorized Signature: /s/ KELLY A. KNAKE                          Date: 11/21/97

                      --------------------------------------            --------

Print Name: Kelly A. Knake                    Title: ACCOUNT EXECUTIVE
            --------------------------               ---------------------------

--------------------------------------------------------------------------------

DISTRIBUTOR

Company Name: CLIENT SYSTEMS, LLC
              -----------------------------
Authorized Signature: /s/ BUD MICHAEL                             Date: 11/24/97
                      --------------------------------------            --------
Print Name: BUD MICHAEL                            Title: VP SALES AND MARKETING
            -------------------------------               ----------------------

--------------------------------------------------------------------------------

HP hereby approves Reseller as an authorized Reseller of HP products through Distributor named herein.

HEWLETT-PACKARD COMPANY

Authorized Signature:                                             Date:
                     ---------------------------------------            --------
Print Name:                                        Title:
            -------------------------------               ----------------------

HP SOFTWARE LICENSE TERMS                                            EXHIBIT E36

1.   DEFINITIONS

     A. "Software" means one or more programs capable of operating on a controller, processor or other hardware Product ("Device"). Software is either a separate Product. included with another Product ("Bundled Software"), or fixed in a Device and not removable in normal operation ("Firmware").

     B. "Use" means storing, loading, installing, executing, or displaying Software on a Device.

     C. "Products" means hardware, Software, documentation, accessories, supplies, parts and upgrades that are determined by HP to be available from HP upon receipt of Customer's order. "Custom Products" means Products modified, designed or manufactured to meet Customer requirements.

     D. "Software License" means the Use authorization (s) for the Software specified by HP in its quotation, invoice or other documentation. Each Software License has a corresponding License Fee.

     E. "License Fee" means the fee or fees designated by HP for Use of Software. Different License Fees may apply to particular Software if more than one Software License is available for that Software.

2.   LICENSES

     In RETURN for the License Fee, HP grants Customer a non-exclusive license to Use the Software listed in Customer's order in conformance with the applicable Software License. Details of the types of Software Licenses offered are available from HP on request. If no Software License is specified, then, in return for the applicable fee, HP grants Customer a license to Use one copy of the Software on one Device at any one time. All Software Licenses will be perpetual unless terminated, transferred or otherwise specified.

     If Customer is an HP authorized reseller, Customer may sublicense the Software to an end user for its Use, or (if applicable) sublicense the Software to an HP authorized reseller for subsequent distribution to an end user for its Use. These sublicenses must incorporate the terms of this license in a written sublicense agreement, which will be made available to HP upon request.

3.   GENERAL LICENSE TERMS

     A. UNLESS OTHERWISE PERMITTED BY HP, CUSTOMER MAY ONLY MAKE copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software on a backup Device, provided that copies and adaptations are used in no other manner and provided further that the Use on the backup Device is discontinued when the original or replacement Device becomes operable.

     B. Customer must reproduce all copyright notices in or on the original Software on all permitted copies or adaptations. Customer may not copy the Software onto any public or distributed network.

     C. Bundled Software or Firmware provided to Customer may only be used when operating the associated Device in configurations as sold or subsequently upgraded by HP. Customer may transfer Firmware only upon transfer of the associated Device.

     D. Updates, upgrades or other enhancements are available under HP Support agreements. HP reserves the right to require additional licenses and fees for Use of the Software on upgraded Devices.

     E. The Software is owned and copyrighted by HP or by third-party suppliers. Customer's license confers no title or ownership and is not a sale of any rights in the Software, its documentation, or the media on which they are recorded or printed. Third-party suppliers may protect their rights in the Software in the event of any infringement.

     F. Customer will not disassemble or decompile the Software without HP's prior written consent. Where Customer has other rights under statute, Customer will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. Customer will not decrypt the Software unless necessary for legitimate use of the Software.

     G. Customer's Software License is transferable subject to HP's prior written authorization and payment to HP of any applicable fees. Customer will immediately upon transfer deliver all copies of the Software to the transferee. The transferee must agree in writing to the terms of Customers license. All license terms will be binding on involuntary transferees, notice of which is hereby given. Customer's license will automatically terminate upon transfer.

     H. HP may terminate Customer's or any transferee's or sublicensee's Software License upon notice for failure to comply with any applicable license terms. Immediately upon termination, the Software and all copies of the Software will be destroyed or returned to HP. Copies of the Software that are merged into adaptations, except for individual pieces of data in Customer's or transferee's or sublicensee's data base, will be removed and destroyed or returned to HP. With HP's written consent, one copy of the Software may be retained subsequent to termination for archival purposes.

HP SOFTWARE LICENSE TERMS                                           EXHIBIT E36

     I. In this clause on Licenses to the U.S. Government, the term "Customer' means HP's direct purchaser, any entity sublicensing the Software, and the end user.

          1. If Software is licensed for use in the performance of a U.S Government prime contract or subcontract, Customer agrees that Software has been developed entirely at private expense. Customer agrees that Software, and any derivatives or modifications, is adequately marked when the Restricted Rights Legend below is affixed to the Software or to its storage media and is perceptible directly or with the aid of a machine or device. Customer agrees to conspicuously put the following legend on the Software media with Customers name and address added below the notice:

                            RESTRICTED RIGHTS LEGEND

               Use, duplication or disclosure is subject to HP standard commercial license terms or to the following restrictions, whichever is applicable;

               1) for non-DOD Departments and Agencies of the U.S. Government, as set forth in FAR 52.227-19(c)(12)(Jun 1987)

               2) for the DOD and its Agencies, as set forth in DFARS 252.227-7013(c)(1)(ii)(Oct 1988), DFARS 252.211-7015(c)(May
                    1991), whichever is applicable.

                             Hewlett-Packard Company
                               3000 Hanover Street
                           Palo Alto, CA 94304 U.S.A.

               Rights for non-DoD U.S. Government Departments and Agencies are as set forth in FAR 52.227-19 (c) (1,2).

          Copyright 0 199- Hewlett-Packard Company. All Rights Reserved

          2. Customer further agrees that Software is delivered and licensed as "Commercial computer software" as defined in DFARS 252.227-7013(Oct 1988), DFARS 252.211-7015(May 1991) or DFARS
               252.227-7014(Jun 1995), or as a "commercial item" as defined in FAR 2.101 (a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. The Customer agrees that it has only those rights provided for such Software by the applicable FAR or DFARS clause or the HIP standard software agreement for the product involved.

     J. Neither party may assign any rights or obligations hereunder without prior written consent of the other party.

     K. Customer who exports, re-exports, or imports HP licensed Products, technology, or technical data purchased hereunder, assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. HP may suspend performance if Customer is in violation of any applicable laws or regulations.

     L. Disputes arising in connection with this Agreement will be governed by the laws of the country and locality in which HP accepts the order.

     M. These HP Software License Terms supersede any previous communications representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Customer's additional or different terms and conditions will not apply. These HP Software License Terms may not be changed except by an amendment signed by an authorized representative of each party.

                                                                     Page 2 of 2